Exhibit No. 32.1

Form 10-QSB
American Ammunition, Inc.
File No. 0-32379



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of American Ammunition, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andres F. Fernandez, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 19, 2004

                                  By:     /s/ Andres F. Fernandez
                                  ----------------------------------
                                  Andres F. Fernandez
                                  Chief Executive Officer and
                                  Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to American Ammunition, Inc. and will be retained by American Ammunition, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.